SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2003

                         Affinity Technology Group, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                           57-0991269               0-28152
(State or other jurisdiction of       (I.R.S. Employer       (Commission
 incorporation or organization)     Identification No.)      File Number)

                         Affinity Technology Group, Inc.
                          1122 Lady Street, Suite 1145
                               Columbia, SC 29201
                    (Address of principal executive offices)
                                   (Zip code)

                                 (803) 758-2511
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

         On February 13, 2003, Joseph A. Boyle, Chairman and Chief Executive Officer of Affinity Technology Group, Inc. (the company), will deliver a presentation to a group of investors, analysts, and other professionals at Morgan Keegan in Memphis, Tennessee. Information contained in such presentation, is furnished herein in Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Affinity Technology Group, Inc.

By: /s/ Joseph A. Boyle
    -------------------
    Joseph A. Boyle
    Chairman, President, Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)

Date:  February 13, 2003


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                                  EXHIBIT INDEX

Item No. Description
-------  -----------
99.1     Information from presentation by Joseph A. Boyle


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